                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            The Legends Fund, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                            THE LEGENDS FUND, INC.
                          200 East Wilson Bridge Road
                            Worthington, Ohio 43085

                  ARM Capital Advisors Money Market Portfolio

                  -------------------------------------------

                   Notice of Special Meeting of Shareholders

                  -------------------------------------------

To the Shareholders of the ARM Capital Advisors Money Market Portfolio (formerly the Mitchell Hutchins Money Market Portfolio) of The Legends Fund, Inc.:

     A special meeting of shareholders of the ARM Capital Advisors Money Market Portfolio (the "Portfolio") of The Legends Fund, Inc. (the "Fund") will be held at 239 S. Fifth Street, Louisville, Kentucky 40202, on Friday, May 17, 1996 at 3:00 p.m., Eastern Time, for the following purposes:

1. To approve or disapprove amendments to the Management Agreement between the Fund and ARM Capital Advisors, Inc. (the "Manager"), including a reduction of the investment advisory fee for the Portfolio.

2. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors of the Fund has fixed the close of business on April 10, 1996 as the record date for determining the number of shares outstanding and the certificate holders entitled to give voting instructions with respect to the Portfolio.

                                       By Order of the Board of Directors,



                                       Kevin L. Howard
                                       Secretary


April 15, 1996


EACH CERTIFICATE HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO BY FILLING IN, DATING AND SIGNING THE ENCLOSED VOTING INSTRUCTIONS CARD AND RETURNING IT IN THE RETURN ENVELOPE PROVIDED.

                            THE LEGENDS FUND, INC.
                          200 East Wilson Bridge Road
                            Worthington, Ohio 43085

                  ARM Capital Advisors Money Market Portfolio

                  -------------------------------------------

                                PROXY STATEMENT
                        Special Meeting of Shareholders
                            May 17, 1996, 3:00 p.m.

                  -------------------------------------------


     The Legends Fund, Inc. (the "Fund" was incorporated in Maryland on July 22, 1992, under the name "Integrity Series Fund, Inc." and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is a series-type investment company currently consisting of ten investment portfolios, including the ARM Capital Advisors Money Market Portfolio (formerly the Mitchell Hutchins Money Market Portfolio, and referred to herein as the "Portfolio"). Shares of the Portfolio are offered to Separate Account II of Integrity Life Insurance Company ("Integrity") and Separate Account II of National Integrity Life Insurance Company ("National Integrity"), a wholly-owned subsidiary of Integrity, for the investment of contributions under certain variable annuity contracts and certificates ("certificates") issued by Integrity and National Integrity.


     This Proxy Statement is being furnished, on or about April 15, 1996, on behalf of the Board of Directors of the Fund to the shareholders of the Portfolio for their use in obtaining voting instructions from the certificate holders on the proposals to be considered at a special meeting of shareholders of the Portfolio scheduled to be held at 239 S. Fifth Street, Louisville, Kentucky 40202, on Friday, May 17, 1996, at 3:00 p.m. The Board of Directors has fixed the close of business on April 10, 1996 as the record date (the "Record Date") for determining the number of shares outstanding and the certificate holders entitled to give voting instructions to Integrity and National Integrity.

     At the Record Date, the total number of shares of the Portfolio outstanding was 783,874,272, of which 536,229,675 shares (approximately 68%) were held by Separate Account II of Integrity and 247,644,597 shares (approximately 32%) were held by Separate Account II of National Integrity. Based upon information supplied to the Fund, as of the Record Date, Bernice Moore, P.O. Box 689, Reidsville, North Carolina 37320 and William & Mary Sharp Trs., 1460 Gulf Boulevard, Apartment 803, Clearwater, Florida 34630, had allocated, respectively, contributions under variable annuity contracts such that upon the pass-through of voting rights by Integrity and National Integrity, they would have the right to give voting instructions with respect to 133,157,500 shares (approximately 17%) and 79,615,080 shares (approximately 10%) of the Fund. Other than the foregoing, as of the Record Date, no person or "group" (as such term is defined in the Securities Exchange Act of 1934, as amended, and the rules thereunder) were known to the Fund to have allocated contributions under their variable annuity contracts such that, upon the pass-through of voting rights by Integrity and National Integrity, they would have the right to give voting instructions with respect to more than 5% of the outstanding shares of the Portfolio. The Directors and officers of the Fund, both individually and as a group, own less than 1% of the Portfolio's outstanding shares.

     The Fund expects that the solicitation of voting instructions from certificate holders will be made by mail, and solicitation also may be made by telephone communications from employees of ARM Capital Advisors, Inc.

(the "Manager"), the Fund's investment manager, or its affiliates, who will not receive compensation for such services. All costs of the meeting and soliciting proxies will be borne by the Portfolio.

     Integrity and National Integrity, the holders of record of shares of the Portfolio, are required to "pass through" to their certificate holders the right to vote shares of the Portfolio. The Fund expects that Integrity and National Integrity will solicit voting instructions from their certificate holders and that Integrity and National Integrity will vote 100% of the shares of the Portfolio held by their respective Separate Accounts. Integrity and National Integrity will vote shares of the Portfolio for which no instructions have been received in the same proportion as they vote shares for which they have received instructions. Abstentions will have the effect of a negative vote on a proposal. Unmarked voting instructions received from certificate holders will be voted in favor of the proposals. Integrity and National Integrity, as record shareholders of the Portfolio, may adjourn the meeting of shareholders for a period or periods of not more than 60 days in the aggregate if necessary to obtain additional voting instructions from certificate holders. The cost of preparing and distributing to certificate holders additional proxy materials if required in connection with any adjournment will be borne by the Portfolio.

     Proxies executed by shareholders may be revoked by a written instrument received by the Secretary of the Fund at any time before they are exercised, by the delivery of a later-dated proxy or by attendance at the meeting and voting in person. Pursuant to the Fund's Articles of Incorporation, the presence in person or by proxy of the holders of record of one-third of the shares issued and outstanding and entitled to vote at a meeting shall constitute a quorum for the transaction of business at such meeting. Approval of Proposal No. 1 will require the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio, or (2) 67% or more of the shares of the Portfolio present at the meeting, in person or by proxy, if the holders of 50% or more of the outstanding shares of the Portfolio are present or represented by proxy.


EACH CERTIFICATE HOLDER IS URGED TO EXERCISE THE RIGHT TO GIVE VOTING INSTRUCTIONS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE PORTFOLIO BY FILLING IN, DATING AND SIGNING THE VOTING INSTRUCTIONS CARD FOR THE PORTFOLIO AND RETURNING THE CARD IN THE RETURN ENVELOPE PROVIDED.

The Advisory Arrangement of the Portfolio

     Pursuant to the Management between the fund and the Manager (the "Management Agreement"), the Manager serves as investment manager of the Fund and each investment portfolio thereof (including the Portfolio) and in connection therewith is authorized (but not required) to enter into sub-advisory agreements with registered investment advisers pursuant to which it may delegate its obligations for providing investment advisory and certain other services in connection with one or more of such investment portfolios.

     On February 16, 1996, the Board of Directors of the Fund voted to terminate the sub- advisory agreement with the then sub-advisor for the Portfolio, Mitchell Hutchins Asset Management, Inc. ("MHAM"). In connection therewith, the Board of Directors determined that all of the investment operations of the Portfolio should be performed by the Manager, without the use of any subadvisor. In addition, the Board voted to amend the Management Agreement between the Fund and Manager to reduce the annual advisory fee relating to the portfolio from
 .65% to .50% of average net assets. The Board of Directors also called a special meeting of shareholders of the Portfolio for the purpose of approving the foregoing new advisory arrangements. The Sub-Advisory Agreement with MHAM terminated effective as of March 31,1996, the lower fee rate went into effect on April 1, 1996, and the name of the Portfolio was changed from "Mitchell Hutchins Money Market Portfolio" to ARM Capital Advisors Money Market Portfolio."

     Integrity served as investment manager of the Fund until January 31, 1996. The Manager assumed, with the consent of the Directors of the Fund, the Duties and responsibilities of investment manager to the Fund from Integrity on February 1, 1996, following an internal corporate reorganization. Both the Manager and Integrity are wholly-owned subsidiaries of ARM Financial Group, Inc. ("ARM"). The transaction involving the transfer of duties and responsibilities from Integrity to the Manager did not result in a change in the actual management or control of the investment manager of the Fund; there was no change in the management or personnel actually providing advisory services to the Fund; and there was no change in the terms of the Fund's management agreement, including no change in the compensation received by the investment manager. The Management Agreement is dated as of November 26, 1993, and was submitted to shareholders of the Fund for approval at a meeting held November 3, 1993. The Management Agreement was reviewed and continued by the Directors of the Fund at a meeting held November 3, 1995. Information concerning the Manager is below under "Information About the Manager."

              PROPOSAL NO. 1: APPROVAL OR DISAPPROVAL OF PROPOSED
                 AMENDMENTS TO INVESTMENT MANAGEMENT AGREEMENT

     The principal amendment to the Management Agreement reflects a reduction in the annual advisory fee rate relating to the Portfolio from .65% to .50% of average net assets. The other amendments make certain changes appropriate to reflect the change in the name of the Portfolio. Other than the foregoing, there is no change to the terms of the Management Agreement in respect of the Portfolio. Information concerning the advisory fees for the Portfolio, and the effect of the amendment to the Portfolio's advisory fee under the Management Agreement, is contained below under "General Information - Information About the Portfolio's Management Fees."

     Pursuant to the Management Agreement, the Manager is responsible, among other things, for investment advisory and other services, subject to general oversight by the Fund's Board of Directors. In addition, the Manager is obligated to keep certain books and records of the Fund and administers the Fund's corporate affairs. In connection therewith, the Manager furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodians or transfer and dividend disbursing agent.

     Under the terms of the Management Agreement, the Portfolio bears all expenses incurred in its operation that are not specifically assumed by the Manager or SBM Financial Services, Inc. ("SBMFS"), the Fund's distributor. General expenses of the Fund not readily identifiable as belonging to one of the portfolios are allocated among the portfolios by or under the direction of the Board of Directors in such manner as the Board determines to be fair and equitable. Expenses borne by the Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (2) investment management fees; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund or the shares of the Portfolio under federal or state securities laws and maintenance of such registrations and qualifications; (5) fees and expenses payable to the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, Integrity, National Integrity or any sub-adviser; (6) taxes (including any income or franchise taxes) and governmental fees; (7) costs of any liability, directors' and officers', uncollectable items of deposit and other insurance and fidelity bonds; (8) legal, accounting and auditing expenses; (9) charges of custodians, transfer agents and other agents; (10) expenses of setting in type and providing a camera-ready copy of prospectuses and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (11) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or the Portfolio; (12) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (13) costs of meetings of shareholders.

     The Manager voluntarily limits the expenses of the Portfolio, other than for brokerage commissions and the investment management fee, to .50% of average net assets on an annualized basis. The Manager's reimbursement of Portfolio expenses results in an increase to the Portfolio's yield and total return. The Manager has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolio.

Considerations of the Directors

     The Directors of the Fund believe that the amendments to the Management Agreement are in the best interests of the Portfolio and its shareholders.

     In considering the amendments to the Management Agreement, the Directors, including the Directors who are not interested persons of the Fund (as defined in the 1940 Act) (the "Disinterested Directors"), were provided such information as they deemed necessary in order to enable them to consider whether the amendments were in the best interests of the Portfolio and its shareholders. In connection with the Directors' consideration of the amendments, the Manager represented that notwithstanding the change in structure from the use of a subadviser to the direct management of the Portfolio's investments by the Manager and the overall reduction in management fees, there would not be any diminution in the quality or scope of services under the Management Agreement as proposed to be amended. Upon consideration of the information presented to them, and based upon the foregoing representations, the Directors concluded that because there were no material changes to the terms of the Management Agreement with respect to the Portfolio in connection with the reduction in investment advisory fee, the reduction in the fee in the present instance was in the best interests of the Portfolio and its shareholders because it could result in an overall benefit to shareholders by producing a reduction in the Portfolio's overall expense ratio without resulting in any reduction in the services provided to the Portfolio.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL NO. 1.


                              GENERAL INFORMATION

Information About the Portfolio's Management Fees

     For the fiscal year ended June 30, 1995, the Portfolio paid Integrity, as investment manager, a fee of $40,612, of which $31,240 was paid by Integrity to MHAM. In addition, for the fiscal year ended June 30, 1995, Integrity reimbursed the Portfolio for aggregate expenses in the amount of $6,639.

     If the amended Management Agreement, and the new reduced fee rates thereunder, had been in effect during the entire fiscal year ended June 30, 1995, the total fees paid to the Manager by the Portfolio would have been $31,240. This fee would have amounted to a reduction of 23% from the fee actually paid during such fiscal year.

Information About the Manager

     The Manager is a wholly-owned subsidiary of ARM Financial Group, Inc., a Delaware corporation. ARM is a financial services company providing retail and institutional products and services to the long-term savings and retirement market. The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P. and MSCP III 892 Investors, L.P., investment funds sponsored by Morgan Stanley Group, Inc. ("Morgan Stanley"), own approximately 91% of the outstanding shares of voting stock of ARM. The Manager currently provides investment management services to institutional and individual clients, including ARM and its subsidiaries, with combined assets in excess of $5.0 billion. The address of the Manager is 200 Park Avenue, 20th Floor, New York, New York 10166. The address of ARM is

239 S. Fifth Street, Louisville, Kentucky 40202. The address of each of Morgan Stanley and the investment funds sponsored by it is 1221 Avenue of the Americas, New York, New York 10020.

     The Manager commenced investment advisory operations on January 5, 1995, on which date it acquired the domestic fixed income unit of Kleinwort Benson Investment Management Americas Inc. The Manager is also the investment adviser to the mutual funds comprising the State Bond Group, including State Bond Cash Management Fund. The Manager is paid a fee for managing State Bond Cash Management Fund at the annual rate of .60% of the first $500 million of average daily net assets, .55% of the next $250 million of average daily net assets and
 .45% of the next $250 of average daily net assets. From that fee, an amount equal to .20% per year of the fund's average daily net assets is paid to SBMFS pursuant to the fund's Rule 12b-1 plan and underwriting agreement. As of January 31, 1996 State Bond Cash Management Fund had approximately $3 million in net assets.

     The following chart lists those officers and Directors of the Fund who are also affiliated with ARM and/or the Manager, and sets forth the nature of those affiliations:

Name              Position with the Fund  Position with ARM and/or the Manager
- ----              ----------------------  ------------------------------------
John R. Lindholm  Chairman and Director   Executive Vice President--Chief
                                          Marketing Officer of ARM

Edward J. Haines  President               Vice President, Marketing, ARM

Don W. Cummings   Controller              Controller, ARM and the Manager

Peter S. Resnik   Treasurer               Treasurer, ARM and the Manager

Kevin L. Howard   Secretary               Assistant General Counsel, ARM;
                                          Compliance Officer, the Manager

The principal occupation of each person listed above is his occupation with ARM. The address of each of the above listed persons is 239 S. Fifth Street, Louisville, Kentucky 40202.

Distributor

     Pursuant to a distribution agreement dated August 30, 1995, SBMFS acts without remuneration as the Fund's agent for distribution of the Portfolio's shares. SBMFS is a wholly-owned subsidiary of ARM, and has no obligation to sell any stated number of shares. Shares of the Fund and the Portfolio are sold only to separate accounts of Integrity and National Integrity. SBMFS's address is 100 North Minnesota Street, P.O. Box 69, New Ulm, Minnesota 56073-0069.

Transfer Agent, Dividend Agent and Recordkeeping Agent

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, acts as the Fund's transfer agent, dividend agent and recordkeeping agent.

Portfolio Transactions

     Subject to policies established by the Fund's Board of Directors, the Manager is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Portfolio. As a general matter, in executing portfolio transactions, the Manager employs or deals with such brokers or dealers as may, in its best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Manager considers all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and execution capabilities and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions, on which no brokerage commission is paid and through which most debt securities and some equity securities are traded, generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. To the extent the Portfolio invests in securities traded in the over-the-counter markets, it engages primarily in transactions with the dealers who make markets in such securities, unless a better price or execution can be obtained by using a broker. The fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Brokerage arrangements may take into account the distribution of certificates by broker-dealers, subject to best price and execution.

     To the extent consistent with Rule 17e-1 under the 1940 Act, the Portfolio may enter into transactions with broker-dealers that are affiliated persons, or affiliated persons of such affiliated persons, of the Portfolio ("affiliated brokers"). The Fund's Board of Directors has adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to affiliated brokers are fair and reasonable. No transactions may be effected by the Portfolio with an affiliate of the Manager, Integrity, National Integrity or Morgan Stanley, acting as principal for its own account. During the fiscal year ended June 30, 1995, the Portfolio paid no brokerage commissions to affiliates of the Manager, Integrity, National Integrity or Morgan Stanley, or the Portfolio's previous sub-adviser.

Other Matters

     The Board of Directors of the Fund does not know of any other business to be brought before the meeting. If any other matters properly come before the meeting, the shareholders will vote on such matters in their discretion.

Reports to Shareholders and Financial Statements

     The Fund's Annual Report to shareholders, including the audited financial statements of the Portfolio for the fiscal year ended June 30, 1995, and the Fund's Semi-Annual Report to shareholders, including the unaudited financial statements of the Portfolio for the six-month period ended December 31, 1995, are available from the Fund. The Fund's Reports should be read in conjunction with this Proxy Statement, but are not part of the proxy soliciting material. Copies of the Reports may be obtained from the Fund, without charge, by contacting the Fund in writing at the address on the cover of this Proxy Statement, or by calling 1-800-325-8583.

Shareholder Proposals

     The Fund is not required to hold annual meetings of shareholders and the Directors currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Fund's Articles of Incorporation. A shareholder proposal to be considered for inclusion in the proxy statement at any meeting of shareholders hereafter called must be submitted a reasonable time before the proxy statement relating thereto is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                       Respectfully Submitted,



                                       Kevin L. Howard
                                       Secretary


Dated: April 15, 1996

CERTIFICATE HOLDERS ARE REQUESTED TO FILL IN, DATE AND SIGN THE VOTING INSTRUCTIONS CARD AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

                                     PROXY

                             THE LEGENDS FUND, INC.
                          200 EAST WILSON BRIDGE ROAD
                            WORTHINGTON, OHIO 43085

                  ARM CAPITAL ADVISORS MONEY MARKET PORTFOLIO

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Kevin L. Howard and Don W. Cummings as proxies, each with the power to appoint his substitute, and hereby authorizes each of them acting singly or jointly to represent and to vote, as designated below, all shares of the ARM Capital Advisors Money Market Portfolio (the "Portfolio") of The Legends Fund, Inc. (the "Fund") held of record by the undersigned on April 10, 1996 at the meeting of shareholders to be held on May 17, 1996, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

BY SIGNING AND DATING THIS CARD YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

1. To approve amendments to the Management Agreement between the Fund and ARM Capital Advisors, Inc. (the "Manager"), including a reduction in the investment advisory fee for the Portfolio.

                FOR  [_]       AGAINST  [_]       ABSTAIN  [_]



PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



- -------------------------------------------------------------------------------
SIGNATURE                       DATE                SIGNATURE (IF HELD JOINTLY)
           Please mark boxes [X] in blue or black ink.

                           VOTING INSTRUCTIONS CARD
                 FOR PROXY SOLICITED BY THE LEGENDS FUND, INC.
              FOR THE ARM CAPITAL ADVISORS MONEY MARKET PORTFOLIO


The undersigned instructs Integrity Life Insurance Company (the "Company") to vote, as shown below, all shares of the ARM Capital Advisors Money Market Portfolio of The Legends Fund, Inc. (the "Portfolio") attributable as of April 10, 1996 to the undersigned's variable annuity contract, at the Special Meeting of shareholders of the Portfolio scheduled to be held on May 17, 1996, at 3 p.m., and at any adjournment thereof, and to vote, in its sole discretion, on such other matters as may properly come before the Meeting. Receipt of the Portfolio's Notice of Special Meeting and accompanying Proxy Statement is hereby acknowledged. If this sheet is signed and returned without direction, the Company will vote FOR proposal 1. If this sheet is not returned or is returned unsigned, the Company will vote shares attributable to your contract in the same proportion as it votes shares for which it has received instructions. Please return this voting instruction card promptly in the envelope provided.

1. Approval of amendments to the Management Agreement between the Fund and ARM Capital Advisors, Inc. (the "Manager"), including a reduction in the investment advisory fee for the Portfolio:

                    [_] FOR  [_] AGAINST  [_] ABSTAIN



                        Sign below exactly as your name (or names for joint owners) appears on this card and give your full title when signing as executor, trustee or in any other fiduciary capacity.

                        Owner:
                               ----------------------------------------------

                        Joint Owner:
                                     ----------------------------------------

                        Date:
                              -----------------------------------------------

                      IMPORTANT: SIGN AND DATE THIS CARD





                           VOTING INSTRUCTIONS CARD
                 FOR PROXY SOLICITED BY THE LEGENDS FUND, INC.
              FOR THE ARM CAPITAL ADVISORS MONEY MARKET PORTFOLIO


The undersigned instructs National Integrity Life Insurance Company (the "Company") to vote, as shown below, all shares of the ARM Capital Advisors Money Market Portfolio of The Legends Fund, Inc. (the "Portfolio") attributable as of April 10, 1996 to the undersigned's variable annuity contract, at the Special Meeting of shareholders of the Portfolio scheduled to be held on May 17, 1996, at 3 p.m., and at any adjournment thereof, and to vote, in its sole discretion, on such other matters as may properly come before the Meeting. Receipt of the Portfolio's Notice of Special Meeting and accompanying Proxy Statement is hereby acknowledged. If this sheet is signed and returned without direction, the Company will vote FOR proposal 1. If this sheet is not returned or is returned unsigned, the Company will vote shares attributable to your contract in the same proportion as it votes shares for which it has received instructions. Please return this voting instruction card promptly in the envelope provided.

1. Approval of amendments to the Management Agreement between the Fund and ARM Capital Advisors, Inc. (the "Manager"), including a reduction in the investment advisory fee for the Portfolio:

                    [_] FOR  [_] AGAINST  [_] ABSTAIN



                        Sign below exactly as your name (or names for joint owners) appears on this card and give your full title when signing as executor, trustee or in any other fiduciary capacity.

                        Owner:
                               ----------------------------------------------

                        Joint Owner:
                                     ----------------------------------------

                        Date:
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